EXHIBIT 10.12
                      CURRNET FORM OF CHANGE IN CONTROL

Michael Czinege

Philip R. Crimmins, Sr.

Carol DiRaimo

Matt Drennan

Beverly O. Elving

Miguel Fernandez

Tom Finocchiaro

Kurt Hankins

Nancy Keil-Culbertson

Mark Killeen

John Mallon

Larry Miller

David R. Parsley

Sam Rothschild

Rohan St. George

Carin Stutz

Stanley M. Sword

Rebecca R. Tilden

Douglas D. Waltman

Scott White